                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                November 9, 2001
                                ----------------
                        (Date of earliest event reported)


                                  TEXTRON INC.
                                  ------------
             (Exact name of registrant as specified in its charter)

          Delaware                    1-5480                      05-0315468
----------------------------       ------------              -------------------
(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)

             40 Westminister Drive, Providence, Rhode Island, 02903
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (401) 421-2800
                                 --------------
               (Registrant's telephone number including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5. Other Events

         This Current Report on Form 8-K files certain exhibits to the Registration Statement on Form S-3 (No. 333-84599) filed by Textron Inc., Textron Capital II and Textron Capital III with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on August 5, 1999. A table cross-referencing the provisions of the Indenture, dated as of September 10, 1999, between Textron Inc. and The Bank of New York to the provisions of the Trust Indenture Act of 1939, as amended; a form of senior debt security; a form of trust guaranty relating to the trust preferred securities; a form of Amended and Restated Declaration of Trust; an Opinion of Skadden, Arps, Slate, Meagher & Flom LLP; and an Opinion of Michael D. Cahn, Associate General Counsel and Assistant Secretary of Textron Inc., are attached to this report as Exhibits 4.6(a), 4.7, 4.12, 4.13, 5.1 and 5.2, respectively.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:

   Exhibit
     No.             Exhibit
     ---             -------
4.6(a)          Table cross-referencing the provisions of the Indenture, dated as of September 10, 1999, between Textron Inc. and The Bank of
                New York to the provisions of the Trust Indenture Act of 1939, as amended.

4.7             Form of any senior debt security.

4.12 Form of trust guaranty relating to the trust preferred securities.

4.13            Form of Amended and Restated Declaration of Trust.

5.1             Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

5.2             Opinion of Michael D. Cahn, Associate General Counsel and
                Assistant Secretary of Textron Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TEXTRON INC.
                                        (Registrant)

Date:  November 9, 2001
                                        /s/  Mary F. Lovejoy
                                        ---------------------------------
                                        By:  Mary F. Lovejoy
                                             Vice President and Treasurer
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                                  EXHIBIT INDEX

   Exhibit
     No.             Exhibit
     ---             -------
4.6(a)          Table cross-referencing the provisions of the Indenture, dated as of September 10, 1999, between Textron Inc. and The Bank of
                New York to the provisions of the Trust Indenture Act of 1939, as amended.

4.7             Form of any senior debt security.

4.12 Form of trust guaranty relating to the trust preferred securities.

4.13            Form of Amended and Restated Declaration of Trust.

5.1             Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

5.2             Opinion of Michael D. Cahn, Associate General Counsel and
                Assistant Secretary of Textron Inc.